EXHIBIT 99.1


For immediate release

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO THE UNITED STATES, CANADA, AUSTRALIA, SOUTH AFRICA, THE REPUBLIC OF IRELAND OR JAPAN.

                                                                  13 August 2001



                                   iCOLLECTOR

                   Recommended offer to acquire icollector PLC

           to be made by Levy Gee on behalf of Ableauctions.com, Inc.



o Further to the holding announcement made on 23 April 2001 by icollector, Ableauctions and icollector have agreed on the terms of a recommended offer, subject to the Conditions set out below, to be made by Levy Gee on behalf of Ableauctions to acquire the entire issued and to be issued share capital of icollector. The Board of icollector also announces a Placing and Open Offer to raise (pound)2.365 million (net of expenses) and the Capital Reorganisation.

o Ableauctions.com, Inc. is a Company incorporated in Florida, USA. Its head office is 1963 Lougheed Highway, Coquitlam, British Columbia, Canada. Its shares are quoted on the American Stock Exchange ("AMEX") under the symbol AAC.

o Ableauctions operates auction and liquidation businesses in North America in San Mateo, California; Scottsdale, Arizona; Tacoma and Seattle, Washington; and Burnaby, Surrey and Vancouver, British Columbia. Ableauctions has developed technologies to broadcast live auctions over the Internet and currently broadcasts approximately 20 per cent of its live auctions over the Internet. Ableauctions business strategy is to increase the profitability of its brick and mortar auction houses using its live Internet broadcast technologies and to become an interactive Internet provider of web hosting activities for auction houses, dealers and galleries internationally.

o On the date of this announcement, the Offer values icollector at approximately U.K. (pound)9.8 million ($13.9 million) (based on an agreed valuation of US$1.43 per new Ableauctions Share), including and assuming the new shares to be issued under the Placing and Open Offer and conversion in full of the Existing Convertible Loan and the Bridging Loan.

o The Placing and Open Offer and the Offer are interconditional. If the Placing and Open Offer and the Offer do not proceed, the Directors of icollector believe that the icollector Group will not be able to continue to trade and will be placed into liquidation.

Details of the Offer
--------------------


Levy Gee, on behalf of Ableauctions, will offer to acquire, subject to the Conditions set out below, the entire issued and to be issued share capital of icollector on the following basis:

     for every 36.75 icollector Shares 1 new Ableauctions Share(1) and $0.72
                                    Ableauctions Deferred Consideration Notes

     (1) Based on 7,672,686 icollector Shares issued and outstanding as of 10 August 2001, and assuming the issue of the Open Offer Shares and conversion in full of the Existing Convertible Loan and Bridging Loan into 144,879,924 icollector Shares. On this basis, the total initial consideration offered for all icollector Shares issued and to be issued is 4,150,000 new Ableauctions Shares.


Fractions of new Ableauctions Shares will not be allotted or issued to persons accepting the Offer. Fractional entitlements to new Ableauctions Shares will be rounded up to the next whole Ableauctions Share. Any icollector Shareholder holding less than 37 icollector Shares will receive one new Ableauctions Share.

Ableauctions Deferred Consideration Notes. Ableauctions will issue Ableauctions Deferred Consideration Notes to the shareholders of icollector in the aggregate principal amount of $3,000,000 payable, without interest, one year from the date the Offer becomes unconditional in all respects.

The Ableauctions Deferred Consideration Notes are convertible into Ableauctions Shares at the sole option of Ableauctions at $1.43 per share, subject to regulatory approval by the Ableauctions shareholders and the approval of a listing application by AMEX related to such shares, if required. Ableauctions will obtain regulatory approval, shareholder approval and listing approval from AMEX prior to exercising its option to convert the Ableauctions Deferred Consideration Notes into Ableauctions Deferred Consideration Shares, if required.


Icollector Shareholders should note that the Ableauctions Deferred Consideration Notes are not guaranteed and are not covered by the cash confirmation requirements of the City Code.

Ableauctions Earn Out Consideration Notes. In addition, Ableauctions will issue Ableauctions Earn Out Consideration Notes to the shareholders of icollector in the aggregate principal amount of $5,000,000, payable, without interest, on 13 August 2002 only if icollector satisfies certain revenue and transaction milestones during the month of July 2002.

The Ableauctions Earn Out Consideration Notes will be issued on the following basis:

     for every 36.75 icollector Shares      $1.20 Ableauctions Earn Out
                                            Consideration Notes(1)

     (1) Based on 7,672,686 icollector Shares issued and outstanding as of 10 August 2001, and assuming the issue of the Open Offer Shares and conversion in full of the Existing Convertible Loan and Bridging Loan into 144,879,924 icollector Shares.

The Ableauctions Earn Out Consideration Notes are convertible into Ableauctions Shares at the fair market value of such shares (as determined by the five day average closing price of the Ableauctions Shares as quoted on the AMEX or such other primary exchange or public market for such shares), subject to a minimum of 2,000,000 shares and a maximum of 3,500,000 shares in aggregate. Ableauctions will obtain regulatory approval, shareholder approval and listing approval from AMEX prior to exercising its option to convert the Ableauctions Earn Out Consideration Notes into Earn Out Consideration Shares, if required.

Fractional entitlements to Notes will be rounded up or down to the nearest cent.

The Offer values each icollector Share at approximately (pound)0.06 ($0.09) based on the agreed Price for Ableauctions Shares of $1.43 per share agreed between Ableauctions and icollector, and based on an exchange rate of (pound)1 = $1.42 prevailing on 9 August 2001.

The icollector Shares which are the subject of the Offer will be acquired by Ableauctions fully paid and free from all liens, charges, equitable interests, encumbrances and other interests and together with all rights now or hereafter attaching thereto.

If icollector Shareholders representing more than 90 per cent of icollector Shares accept the Offer and the Offer is declared unconditional in all respects, Ableauctions intends, pursuant to the provisions of sections 428 to 430F of the Companies Act, to acquire compulsorily any outstanding icollector Shares and to apply for the cancellation of icollector 's quotation on OFEX.

Pursuant to the terms of the articles of association of icollector as it is proposed they will be amended, all of the Deferred Shares, which will be created pursuant to the terms of the Capital Reorganisation, will be transferred by icollector to Ableauctions without payment to holders of Deferred Shares following the Offer becoming unconditional in all respects.

The Offer is conditional, inter alia, on the approval of icollector Shareholders of the Capital Reorganisation and on the implementation in full of the Placing and Open Offer. The Offer is also subject to the Conditions set out below.

The new Ableauctions Shares to be allotted pursuant to the Offer will be allotted fully paid and will rank pari passu with existing Ableauctions Shares, including the right to receive any dividends paid after the date of allotment.

Irrevocable Undertakings

Under the terms of the Placing and Open Offer, applicants for the Open Offer Shares will irrevocably undertake to accept the Offer in respect of such shares. In addition, those Directors of icollector who own icollector Shares and certain institutional shareholders who, together, will own no less than 83,533,302 icollector Shares have irrevocably undertaken to accept the Offer in respect of their entire holdings of icollector shares. Accordingly, after completion of the Placing and Open Offer and assuming conversion in full of the Existing Convertible Loan and the Bridging Loan, icollector Shareholders representing approximately 97.6 per cent of the issued ordinary share capital of icollector will have irrevocably undertaken to accept the Offer.

Use of proceed of Placing and Open Offer

According to the directors of both Ableauctions and icollector, the net proceeds of the Placing and Open Offer are expected to be used to repay creditors of the icollector Group and for general working capital purposes of the icollector Group.

icollector Share Scheme

The Offer will extend to any fully paid icollector Shares which are unconditionally allotted or issued on or before the date on which the Offer closes, including the Open Offer Shares, those shares unconditionally allotted or issued pursuant to the exercise of options under the icollector Share Scheme or pursuant to the conversion of the Existing Convertible Loan, the Bridging Loan or otherwise.

Ableauctions does not intend to make any proposal to holders of options under the icollector Share Scheme. Holders of such options will be permitted to exercise their options and accept the Offer. However, holders should note that the exercise prices of such options are significantly above the value of an icollector Share. Pursuant to the terms of the icollector Share Scheme, the board of directors of icollector must provide notice of the change of control and these options will lapse within 60 days of the change of control of icollector if not exercised.

The holders of the Existing Convertible Loan have each, under the terms of certain irrevocable undertakings given to Ableauctions and icollector, given notice to icollector that they elect to convert all of the loan that they have made to icollector under the terms of the Loan Agreement dated 7 July 2000, together with all interest accrued thereon into icollector Shares at par. The ordinary shares to be issued as a result of this notice will be issued to the holders of the Existing Convertible Loan prior to the Capital Reorganisation becoming effective.

The Bridging Loan will automatically convert in accordance with its terms into icollector Shares at par immediately prior to the Offer becoming unconditional in all respects and after the Capital Reorganisation has become effective.

Management and employees

Ableauctions has confirmed that, following the implementation of the Offer, the existing employment rights (including pension rights) of the employees of icollector and its subsidiaries will be fully safeguarded.

Disclosure of Interests

As at the date of this announcement Ableauctions does not own or have control over any shares or options (or derivatives thereof) in icollector nor is it acting in concert with any party that may have such control.

Further Details of the Offer

Levy Gee, on behalf of Ableauctions, will despatch the Offer Document, setting out full details of the Offer, and the related forms of acceptance today.

The definitions of terms used in this announcement are contained in Appendix 2 to this announcement.

This announcement does not constitute an offer or an invitation to purchase any securities. The conditions and principal further terms of the Offer are set out in Appendix 1 to this announcement.

Enquiries
---------

Ableauctions.com, Inc.                             Tel: (001) 604 520 6706
Ron Miller

Levy Gee                                           Tel: (020) 7467 4000
(Financial Adviser to Ableauctions.com Inc.)
Shirin Gandhi

icollector  plc                                    Tel: (020) 7313 2300
Peter Houghton
John Askew
Sara Covelli

Strand Partners                                    Tel: (020) 7409 3494
(Financial Adviser to icollector plc)
Simon Raggett
Andrew Ross

European Investor Services Limited                 Tel: (020) 7434 4484
(Investor Relations Adviser)
Samantha Fletcher

Strand Partners, which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting for icollector and no one else in connection with the Offer and will not be responsible to anyone other than icollector for providing the protections afforded to customers of Strand Partners nor for giving advice in relation to the Offers.

Levy Gee, which is regulated by the Institute of Chartered Accountants in England and Wales, is acting exclusively for Ableauctions and no one else in connection with the Offer and will not be responsible to anyone other than Ableauctions for providing the protections afforded to customers of Levy Gee or for giving advice in relation to the Offer.

Ableauctions has submitted an application for listing of the new Ableauctions Shares on AMEX. The Offer is conditional, inter alia, upon such approval and listing on AMEX.

The new Ableauctions Shares, the Notes, and upon conversion of the Notes, if any, the Ableauctions Deferred Consideration Shares and the Ableauctions Earn Out Consideration Shares, offered in connection with the Offer have not been and will not be registered under the Securities Act or under the securities laws of any state or district of the United States. Neither the U.S. Securities and Exchange Commission nor any U.S. state securities commission has approved the new Ableauctions Shares, the Notes, the Ableauctions Deferred Consideration Shares or the Ableauctions Earn Out Consideration Shares, or determined if this document is accurate or complete. Any representation to the contrary is a criminal offence.

The Offer is being made in the United States pursuant to an exemption from the U.S. tender offer rules provided by Rule 14d-1(c) under the Exchange Act and pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 802 there under. The relevant clearances have not been and will not be obtained from any securities authority in any jurisdiction outside the United Kingdom or the United States and no prospectus in relation to the new Ableauctions Shares, the Notes, the Ableauctions Deferred Consideration Shares or the Ableauctions Earn Out Consideration Shares has been lodged with, or registered by, any securities commission or regulatory authority.

The Offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and the Offer Document, the Form of Acceptance or any related document will not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever including, without limitation, mail, facsimile transmission, telex or telephone.

Important notice to U.S. icollector Shareholders Only

The Offer is made for the securities of icollector, a company incorporated outside the United States. The Offer is subject to disclosure requirements of a foreign country that are different from those of the United States. Financial statements of icollector included in this announcement have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of U.S. companies.

It may be difficult for you to enforce your rights or bring any claim you may have arising under the federal securities laws, since icollector is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court's judgment.

Notwithstanding anything to the contrary herein, in the United States the Offer will be made directly by Ableauctions and not by Levy Gee. References to the Offer being made by Levy Gee should be read accordingly.

                                   Appendix 1
                                   ----------

                    Conditions and certain terms of the Offer
                    -----------------------------------------


     1. The Offer will comply with the City Code and is subject to the following Conditions:

          (a) valid acceptances being received (and not, where permitted, withdrawn) by, at the latest, 3.00 pm on 6 September 2001 (or such later time(s) and/or date(s) as Ableauctions may, with the consent of the Panel or in accordance with the rules of the City Code, decide) in respect of not less than 90 per cent (or such lesser percentage as Ableauctions may decide) in nominal value of icollector Shares to which the Offer relates, provided that this condition will not be satisfied unless Ableauctions (together with any of its wholly-owned subsidiaries) shall have acquired or agreed to acquire, whether pursuant to the Offer or otherwise, icollector Shares carrying, in aggregate, more than 50 per cent of the voting rights then exercisable at general meetings of icollector including for this purpose, to the extent (if any) required by the Panel, any such voting rights attaching to any icollector Shares that may be unconditionally allotted or issued before the Offer becomes or is declared unconditional as to acceptances pursuant to the exercise of any outstanding conversion or subscription rights or otherwise, including the Open Offer Shares; and, for this purpose, (i) the expression "icollector Shares to which the Offer relates" shall be construed in accordance with Sections 428 to 430F of the Companies Act and
               (ii) shares which have been unconditionally allotted shall be deemed to carry the voting rights which they will carry upon issue;

          (b) the passing at an extraordinary general meeting of icollector (or at any adjournment thereof) of a special resolution approving the Capital Reorganisation and authorising the Directors to allot the Open Offer Shares;

          (c) the receipt by icollector of(pound)2,365,000 (net of expenses) pursuant to the Placing and Open Offer;

          (d) full conversion of the Existing Convertible Loan and the Bridging Loan into icollector Shares at par;

          (e) additional listing approval of the new Ableauctions Shares on AMEX;

          (f) no central bank, government or governmental, quasi-governmental, supranational, statutory or regulatory body having instituted or stated an intention to institute any action, proceedings, suit, investigation, enquiry or having enacted or made any statute, regulation, order or decision, or any court having made any order or decision, that would or would be likely to:

               (i) make the Offer or the acquisition of any icollector Shares, or acquisition of icollector void, unenforceable or illegal or directly or indirectly materially restrict, prohibit, delay or otherwise adversely and materially interfere with the implementation of, or impose any condition, conditions or obligations with respect to the Offer or the acquisition of any icollector Shares; or

               (ii) render void, unenforceable or illegal the Offer;

          (g) there having been no administrator, receiver or other encumbrancer appointed over any of the assets of the icollector Group (save in respect of assets which are de minimis (in value terms or otherwise) in the context of the icollector Group as a whole) and there having been no petitions presented for the appointment of an administrator or receiver over icollector (save in any case where any such petition or analogous proceedings are frivolous or vexatious).

          (h) there being no provision of any agreement, instrument, licence, permit or other arrangement to which any member of the icollector Group is a party or by or to which any of them or their respective assets or any part of such assets may be bound, entitled or subject, which will, could or might as a consequence of the Offer or the acquisition of icollector or any icollector Shares or of control of icollector or any member of the icollector Group by Ableauctions or any matters arising therefrom or otherwise could or might result in:

               (i) the assets, rights, liabilities, obligations, interests or business of any member of the icollector Group in or with any other person, firm, company or body (or any arrangements relating to such assets, rights, liabilities, obligations, interests or business) being terminated or adversely affected or modified in any manner;

               (ii) any asset or interest of any member of the icollector  Group being or becoming liable to be disposed of or charged otherwise than in the ordinary course of its trade;

               (iii)the  creation  of any  mortgage,  charge  or other  security interest over the whole or any part of the business, property or assets of any member of the icollector Group or any such security or security interest (whenever arising or having arisen) becoming enforceable;

               (iv) any  member of the  icollector  Group  ceasing to be able to carry on business under any name under which it presently does so; or

               (v) the value of any member of the icollector Group or its respective financial or trading position or prospects being prejudiced or adversely affected or modified in each case, which is material in the context of the icollector Group taken as a whole;

     (i) all authorisations, orders, recognitions, grants, consents, licences, confirmations, clearances, exemptions, permissions and approvals in any jurisdiction (together "Authorisations") necessary or considered by Ableauctions to be appropriate for or in respect of the Offer or proposed acquisition of any shares, or control of, icollector by Ableauctions or any member of the Ableauctions Group including the issue of the new Ableauctions Shares, or the carrying on of the business of any member of the icollector Group or the Ableauctions Group, or any matters arising therefrom having been obtained in terms and in a form satisfactory to Ableauctions from all relevant authorities or, without prejudice to the generality of the foregoing, from any persons or bodies with whom any members of the icollector Group or the Ableauctions Group have entered into contractual arrangements and such Authorisations remaining in full force and effect at the time the Offer becomes otherwise unconditional in all respects and there being no intimation of any intention to revoke, suspend, modify or not to renew any of the same, and all necessary filings having been made and all regulatory and statutory obligations having been complied with under any applicable legislation or regulations of any jurisdiction and all appropriate waiting periods (including extensions thereto) in connection with the Offer and/or the acquisition by Ableauctions or any member of the Ableauctions Group of any icollector Shares or control of any member of the icollector Group under any applicable legislation or regulations of any jurisdiction having expired, lapsed or terminated;

     (j) no member of the icollector Group having, since 10 August 2001 (save as disclosed in the annual report and accounts of icollector for the year ended 31 December 2000 or in this document (a "prior notification")):

          (i) save in respect of icollector Shares issued pursuant to the exercise of options granted prior to 10 August 2001 under the icollector Share Scheme, issued or agreed to issue or authorised or proposed the issue of additional shares of any class or issued or authorised or proposed the issue or grant of securities convertible into or rights, warrants, or options to subscribe for, or acquire, any such shares or convertible securities, or redeemed, purchased or reduced or announced any intention to do so or make any other change to any part of its share capital;

          (ii) save as between icollector and its wholly owned subsidiaries, carried out any demerger or merger with any body corporate or acquired or disposed of or transferred any shares or loan capital or acquired or disposed of or transferred any assets or any right, title or interest in any assets or mortgaged or charged or created any security interest over any assets or any right, title or interest in any asset (including shares and trade investments) or authorised or proposed or announced any intention to propose any such merger, demerger, acquisition, disposal, transfer, mortgage, charge or security interest;

          (iii)save as between icollector and its wholly owned subsidiaries, issued, authorised or proposed the issue of any debentures or incurred or increased any borrowings or other indebtedness or become subject to any contingent liability in any such case otherwise than in the ordinary course of business or agreed to any change in the amount of its borrowing facilities or in the terms applicable to those borrowing facilities;

          (iv) entered into any contract, reconstruction, amalgamation, scheme, commitment or other transaction or arrangement otherwise than in the ordinary course of trading or announced any intention to do so;

          (v) entered into or varied or terminated or authorised, proposed or announced its intention to enter into or vary or terminate any contract, transaction or commitment (whether in respect of capital expenditure or otherwise) which is of a long-term, onerous or unusual nature or which involves or could involve an obligation of a nature or magnitude which is material in the context of the icollector Group taken as a whole, or authorised, proposed or announced any intention to do so;

          (vi) taken any corporate action or had any legal proceedings instituted against it for its winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of all or any of its assets or revenues or had any such proceedings threatened against it which Ableauctions is not satisfied are capable of settlement or dismissal;

          (vii)entered into any transaction, contract or arrangement which would be restrictive on the business of any member of the icollector Group or any member of the Ableauctions Group;

          (viii) entered into or varied the terms of, or terminated, any service agreement with any of the directors of any member of the icollector Group or announced its intention to do any of the foregoing;

          (ix) made or agreed or consented to any significant change to the terms of the trust deeds constituting the pension schemes established for its directors and/or employees and/or their dependants or to the benefits which accrue, or to the pensions which are payable thereunder, or to the basis on which qualification for, or accrual or entitlement to such benefits or pensions are calculated or determined, or to the basis upon which the liabilities (including pensions) of such pension schemes are funded or made or agreed or consented to any change to the trustees involving the appointment of a trust corporation;

          (x) taken any action to commence or institute any legal proceedings or to settle, compromise or discontinue any legal proceedings which have already been commenced or suffered any claims or had any legal proceedings instituted against it or admitted any liability in any such claim or proceedings, failed to take action to refute or defend claims or such proceedings or taken any action to settle or compromise any such claims or proceedings, which in any such case is or are material in the context of the icollector Group taken as a whole;

          (xi) disposed or transferred (otherwise than in the ordinary course of trading), mortgaged or encumbered any asset or any right, title or interest in any asset;

          (xii)entered into any contract, commitment or agreement or passed any resolution with respect to or announced any intention to propose to effect any of the transactions or events referred to in this condition (j).

     (k) since 10 August and save as disclosed in a prior notification or otherwise publicly announced in accordance with the OFEX Rules prior to 13 August 2001:

          (i) no adverse change having occurred in the business, assets, financial or trading position or profits or prospects of any member of the icollector Group which is material in the context of the icollector Group taken as a whole;

          (ii) no litigation, arbitration, proceedings, prosecution or other legal proceedings having been instituted or threatened, or become pending or remaining outstanding, by or against any member of the icollector Group or to which any member of the icollector Group is or may become a party (whether as plaintiff, defendant or otherwise) which is material in the context of the icollector Group taken as a whole;

          (iii)no contingent or other liability of any member of the icollector Group having arisen which might be likely adversely to affect any member of the icollector Group which is material in the context of the icollector Group taken as a whole; and

          (iv) no investigation by any relevant authority against or in respect of any member of the icollector Group having been threatened in writing, announced or instituted or remaining outstanding by, against or in respect of any member of the icollector Group and which, in any such case, gives rise to a possibility of a material and adverse effect on the icollector Group taken as a whole;

     (l)  Ableauctions not having discovered:

          (i) that any of the information relating to icollector, or to any member of the icollector Group or any directors, concert party, associate, supplier, customer or joint venture of any member of the icollector Group, contained in the press announcement published in connection with the Offer announced on 13 August 2001 or this document or the Prospectus either contains a misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading or does not comply with the requirements as to disclosure prescribed by the Code, the OFEX Rules, the Companies Act, the Financial Services Act 1986 or otherwise by law, which misrepresentation, omission or non-compliance is material in the context of the Offer;

          (ii) that any financial, business or other information which has been publicly disclosed at any time by or on behalf of any member of the icollector Group, or which has been disclosed at any time by any member of the icollector Group to any member of the Ableauctions Group, either contains a misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading, and which was not corrected by subsequent public disclosure prior to the making of the Offer, which misrepresentation or omission is material in the context of the Offer;

          (iii)that any member of the icollector Group (including any partnership, company or other entity in which any member of the icollector Group has a significant economic interest and which is not a subsidiary undertaking of icollector) is or becomes subject to any liability (whether actual or contingent) which is not disclosed in the annual report and accounts of icollector for the year ended 31 December 2000 and which is material in the context of the icollector Group taken as a whole;

          (iv) that any past or present member of the icollector Group has not complied with all applicable legislation or regulations of any jurisdiction with regard to the disposal, discharge, spillage, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or to harm human health, or otherwise relating to environmental matters, or that there has otherwise been any such storage, disposal, discharge, spillage, leak or emission (whether or not the same constituted a non-compliance by any person with any such legislation or regulars and wherever the same may have taken place) which, in any such case, would be likely to give rise to liability (whether actual or contingent) on the part of any member of the icollector Group which is material in the context of the icollector Group taking as a whole;

          (v) that there is or will arise any liability (whether actual or contingent) to make good, repair, reinstate or clean up any property now or previously owned, occupied or made use of by any past or present of the icollector Group, or any controlled waters, under any environmental legislation, regulation, notice, circular or order of any relevant authority or otherwise which is material in the context of the icollector Group taken as a whole; or

          (vi) that circumstances exist whereby a person or class of persons would be likely to have any claim or claims in respect of any product or process or manufacture or service or materials used therein now or previously manufactured, supplied, sold or carried out by any past or present member of the icollector Group, which claim or claims would be likely to be material in the context of the icollector Group taken as whole.

2. Ableauctions reserves the right to waive, in whole or in part, all or any of the above Conditions apart from Condition 1(a), and if Ableauctions is required to make any offer under the provisions of Rule 9 of the City Code, to make such alterations to any of the Terms and Conditions of the Offer as are necessary to comply with the provisions of that Rule.

3. The Offer will lapse unless the Conditions set out above (other than Condition 1(a)) are fulfilled or (if capable of waiver) waived or, where appropriate, have been determined by Ableauctions in its reasonable opinion to be or to remain satisfied no later than 21 days after the first closing date of the Offer or after the date on which the Offer becomes or is declared unconditional as to acceptances, whichever is the later, or such later date as the Panel may agree.

4. Ableauctions shall be under no obligation to waive or treat as satisfied any of Conditions 1(b) to 1(l) inclusive by a date earlier than the latest date specified above for the satisfaction thereof, notwithstanding that the other conditions of the Offer may at such earlier date have been waived or fulfilled and that there are, at such earlier date, no circumstances indicating that any such conditions may not be capable of fulfilment.

                                   Appendix 2
                                   ----------

                                   Definitions
                                   -----------

Unless  the  context  otherwise  requires,   the  following   definitions  apply
throughout this announcement:

"Ableauctions"      means Ableauctions.com, Inc., a Florida Corporation;

"Ableauctions
  Group"            means   Ableauctions   and  its  subsidiary  and  associated
                    undertakings and, where the context permits, each of them;

"Ableauctions
Deferred
Consideration       Notes"  means the  notes of  Ableauctions  in the  aggregate
                    principal   amount  of   $3,000,000   payable  to  Accepting
                    Shareholders one year from the date of the Offer becoming or being declared unconditional in all respects;

"Ableauctions
Deferred
Consideration       Shares" the Ableauctions  Shares issuable,  at the option of
                    Ableauctions and subject, inter alia, to the approval of shareholders of Ableauctions, in satisfaction of the Notes;

"Ableauctions Earn
Out Consideration   Notes"  means the  notes of  Ableauctions  in the  aggregate principal  amount of  $5,000,000  payable in September  2002 only if icollector achieves certain performance conditions;

"Ableauctions Earn
Out Consideration   Shares" means Ableauctions Shares issuable, at the option of
                    Ableauctions  and  subject,  inter alia,  to the approval of
                    shareholders  of   Ableauctions,   in  satisfaction  of  the
                    Ableauctions Earn Out Consideration Notes;

"Ableauctions
Shares" means the shares of common stock, $0.01 par value, of Ableauctions;

"Accepting
Shareholders"       means those icollector Shareholders who accept or are deemed to accept the Offer;

"acting in concert" shall have the meaning ascribed to it in the City Code;

"AMEX"              means the American Stock Exchange;

"Bridging           Loan"  means  the loan of  (pound)335,000  made by  Northern
                    Ireland Local Government Officers' Superannuation Committee to the Company pursuant to a loan agreement dated 21 June
                    2001;

"Business Day'      means any day on which  lending  banks  are open for  normal business (Saturdays and Sundays excluded) in England;

"Capital
Reorganisation"     means the proposed  reorganisation  of the share  capital of icollector.

"City Code" or
"Code"              means The U.K. City Code on Takeovers and Mergers;

"Closing Price"     means  the  middle  market  closing  price as  published  by
                    Bloomberg;

"Companies Act"     means the U.K. Companies Act 1985-1989;

"Conditions"        means the conditions to the Offer;

"Deferred Shares"   means the deferred shares of 49p each in icollector  arising as a result of the Capital Reorganisation;

"Directors"         means the board of directors of Ableauctions or the board of directors of icollector (as the context requires);

"Exchange Act"      means the U.S. Securities Exchange Act of 1934, as amended;

"Existing           Convertible  Loan" means the convertible  loan for an amount of (pound)6,250,000,  made available to icollector under the terms  of  a  loan  agreement  dated  7  July  2000  between
                    Europatweb  N.V.,   Schroder   Investment   management  (UK)
                    Limited, Veritas SG Investment Trust GMBH and icollector;

"Form of
Acceptance"         means the form of acceptance and authority accompanying this document relating to the Offer;

"icollector         "or "the Company"  means  icollector  PLC, a public  company limited by shares incorporated in England and Wales with registered number 3201371;

"icollector Group"  means   icollector   and  its   subsidiary   and  associated
                    undertakings and, where the context permits, each of them;


"icollector
Shareholders"       means holders of icollector  Shares;


"icollector Share
Scheme"             means the icollector  PLC unapproved share option scheme;


"icollector Shares" means the  existing  unconditionally  allotted or issued and fully paid ordinary shares of 50 pence each in icollector (and the ordinary shares of 1p each into which such shares shall be sub-divided pursuant to the Capital Reorganisation but excluding any deferred shares of 49p each to be created pursuant to the Capital Reorganisation) and any further such ordinary shares of icollector which are unconditionally allotted or issued before the date on which the Offer closes (or such earlier time and date as Ableauctions may, subject to the City Code or with the consent of the Panel, decide) as a result of the issue of the Open Offer Shares or exercise of options granted under the icollector Share Scheme or pursuant to conversion of the Existing Convertible Loan or otherwise;

"Levy Gee" means Levy Gee Chartered Accountants, 66 Wigmore Street, London W1U 2HQ, who are making the Offer on behalf of Ableauctions;

 "new Ableauctions Shares" means the 4,150,000 new shares of Common Stock $0.001 par value, in the capital of Ableauctions to be issued credited as fully paid pursuant to the Offer;

"Notes" means the Ableauctions Deferred Consideration Notes and the Ableauctions Earn Out Consideration Notes;

"OFEX" means the market set up and operated by J.P. Jenkins Limited to facilitate trading in securities of unquoted companies;

"OFEX Rules"        means  the rules of OFEX,  including,  but not  limited  to, rules governing listings on OFEX;

"Offer" means the recommended offer to be made by Levy Gee on behalf of Ableauctions for the icollector Shares, on and subject to the terms set out in this document and the Form of Acceptance and, where the context so requires, any subsequent extension, variation or renewal thereof;

"Open Offer Shares" means  97,826,746  icollector  Shares to be issued under the terms of the Placing and Open Offer;

"Panel"             means the U.K. Panel on Takeovers and Mergers;

"Placing and
Open Offer"         means the placing and open offer of the Open Offer Shares as described in the Prospectus;

"Prospectus"        means the circular comprising a prospectus being sent to the shareholders of icollector (other than certain overseas shareholders) in connection with the Placing and Open Offer;

"Regulations"       means the U.K.  Uncertificated  Securities  Regulations 1995
                    (SI 1995 No. 95/3272);

"SEC"               means the United States Securities and Exchange Commission;

"Securities Act"    means the U.S. Securities Act of 1933, as amended;

 "Strand Partners"  means Strand Partners Limited;

"Terms"             means the further  terms of the Offer  contained in Appendix
                    2;

"U.K." or "United
 Kingdom"           means the  United  Kingdom  of Great  Britain  and  Northern
                    Ireland;

"U.S." or "United
States" means the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia, and all other areas subject to its jurisdiction.


Unless stated otherwise, all times and dates that appear in this document are based on London time and U.K. dates.






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